UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2006

Citibank (South Dakota), National Association
on behalf of
Citibank Credit Card Master Trust I
(Issuing Entity in respect of the Collateral Certificate)
and
Citibank Credit Card Issuance Trust
(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in charter)

            United States of America                              46-0358360
            (State or other jurisdiction of incorporation)                         (I.R.S. Employer Identification No.)

333-131355
(Commission File Number)

    701 East 60th Street, North
    Sioux Falls, South Dakota                          57117
            (Address of principal executive offices)                            (Zip Code)

                               Registrant's telephone number, including area code: (605) 331-2626

                   (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 8, 2006, Citibank Credit Card Issuance Trust issued additional Notes of the Citiseries tranche entitled Floating Rate Class 2006-A1 Notes of February 2013 (Legal Maturity Date February 2015) in the principal amount of $200,000,000. The terms of the additional Class 2006-A1 Notes are set forth in the Terms Document dated May 8, 2006 and attached hereto as Exhibit 4. On May 8, 2006, Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the additional Class 2006-A1 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the additional Class 2006-A1 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture dated as of September 26, 2000, as amended by Amendment No. 1 thereto dated as of November 14, 2001, each between the issuance trust and Deutsche Bank Trust Company Americas, as trustee.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit 4  Terms Document dated May 8, 2006 with respect to the additional Class 2006-A1 Notes

Exhibit 5.1  Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the additional Class 2006-A1 Notes

Exhibit 8.1  Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the additional Class 2006-A1 Notes

Exhibit 23.1  Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2  Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CITIBANK (SOUTH DAKOTA),
NATIONAL ASSOCIATION,
as Depositor and Servicer of Citibank Credit Card Master Trust I
and as Depositor and Managing Beneficiary of Citibank Credit Card Issuance Trust
(Registrant)

By:  /s/ Douglas C. Morrison
        -----------------------------
        Douglas C. Morrison
                        Vice President

Dated: May 8, 2006

EXHIBIT INDEX

Exhibit No.  Description

           4   Terms Document dated May 8, 2006 with respect to the additional Class 2006-A1 Notes

5.1  Opinion of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc., with respect to legality of the additional Class 2006-A1 Notes

8.1  Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the additional Class 2006-A1 Notes

23.1  Consent of Michael S. Zuckert, Esq., General Counsel, Finance and Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2  Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)